UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 16, 2019
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Veeva Systems Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware (State or Other Jurisdiction of Incorporation)	001-36121 (Commission File Number)	20-8235463 (IRS Employer Identification No.)

4280 Hacienda Drive Pleasanton, California (Address of Principal Executive Offices)		94588 (Zip Code)
Registrant’s Telephone Number, Including Area Code: (925) 452-6500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	VEEV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Director Appointment
On August 16, 2019, upon the recommendation of the nominating and governance committee, the board of directors (the “Board”) of Veeva Systems Inc. (the “Company”) appointed Mary Lynne Hedley to serve as a member of the Board, effective immediately. Dr. Hedley will serve as a Class III director until the annual meeting of the Company’s stockholders in 2022 or until her successor is duly elected and qualified. In addition, the Board increased the size of the Board from seven to eight members. The Board did not appoint Dr. Hedley to any Board committee at this time. There is no arrangement or understanding between Dr. Hedley and any other persons pursuant to which she was elected as a director. Further, Dr. Hedley does not have any family relationships or related party transactions that are required to be disclosed.
In connection with her appointment to the Board, Dr. Hedley will receive compensation pursuant to the non‑employee director compensation plan described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on May 9, 2019 (the “2019 Proxy Statement”). Dr. Hedley has also executed the Company’s standard form of indemnification agreement.

A copy of a press release issued on August 19, 2019 announcing the appointment of Dr. Hedley to the Board is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release titled “Mary Lynne Hedley Joins Veeva Board of Directors,” dated August 19, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veeva Systems Inc.

		By:	/s/ Timothy S. Cabral
Timothy S. Cabral
Chief Financial Officer

Dated:	August 19, 2019